UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  December 19, 2013

Save The World Air, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-29185	52-2088326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

735 State Street, Suite 500 Santa Barbara, CA	93101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 845-3581

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 (Amendment to Articles of Incorporation or Bylaws)

On December 16, 2013, the stockholders of Registrant approved an amendment to Registrant’s Articles of Incorporation, increasing the number of authorized shares of common stock of Registrant from 200 million to 300 million. On December 19, 2013, Registrant filed a Certificate of Amendment with the Nevada Secretary of State relating to the aforementioned increase of authorized shares of Registrant’s common stock. A copy of Registrant’s Certificate of Amendment is filed herewith as Exhibit 3.1.

Item 9.01 (Financial Statements and Exhibits)

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2013	SAVE THE WORLD AIR, INC.

	By:	/s/ Greggory Bigger
Name: Greggory Bigger Title: Chief Executive Officer

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